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                                 EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Zany Brainy, Inc.:

     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement on Form S-8 File No. 333-82961.

      April 26, 2000                  By: /s/  Arthur Andersen LLP
      Philadelphia, Pa.                   ---------------------------------
                                               Arthur Andersen LLP